         AMENDED AND RESTATED SPECIFIC TERMS AND CONDITIONS OF SERVICING, dated as of March 1, 1995, by and among FLC Financial Corp., a Delaware corporation (the "Depositor"), Federal Leasing Corp., a New Jersey corporation, as the Servicer hereunder (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee") under the Indenture (defined below).

                              PRELIMINARY STATEMENT

         This Amended and Restated Specific Terms and Conditions of Servicing (the "Specific Servicing Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Servicing attached hereto as Appendix 1 (the "Standard Servicing Terms"). Together the Specific Servicing Terms and the Standard Servicing Terms are intended to form the Servicing Agreement entered into in connection with the financing described below.

         The Depositor has entered into an Indenture dated as of March 1, 1995, (the "Indenture"), with the Indenture Trustee, the Back-up Servicer and the Servicer, pursuant to which the Depositor intends to issue one or more Series of Warehouse Notes and Term Notes (the "Notes").

         The Depositor and Federal Leasing Corp. (the "Company") have entered into a Lease Acquisition Agreement dated as of March 1, 1995 (the "Lease Acquisition Agreement"), providing for, among other things, the contribution and sale, from time to time, by the Company to the Depositor of all of its right, title and interest in and to certain Lease Assets which the Depositor is and will be pledging with the Indenture Trustee, and in which the Depositor will be granting to the Indenture Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of such Lease Acquisition Agreement, the Lease Acquisition Agreement requires that the Servicer, the Depositor, the Indenture Trustee and the Back-up Servicer enter into this Agreement to provide for the servicing of the Lease Assets.

         In order to further secure the Notes, the Depositor is granting to the Indenture Trustee a security interest in, among other things, the Depositor's rights derived under this Servicing Agreement and the Lease Acquisition Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Lease Assets shall also be for the benefit and security of the Indenture Trustee and all holders from time to time of the Notes. For its services under the Servicing Agreement, the Servicer will receive a Servicer Fee as provided herein and in the Indenture. For its services hereunder the Back-up Servicer will receive a Back-up Servicer Fee as provided herein and in the Indenture.

       Section 1.     Specific Definitions and Designations

         "ACH Bank": None.

         "Back-up Servicer": shall initially mean Norwest Bank Minnesota, National Association.

         "Company": shall mean Federal Leasing Corp.

         "Depositor": shall mean FLC Financial Corp.

         "Indenture Trustee": shall initially mean Norwest Bank Minnesota, National Association.

         "Initial Net Worth Standard": shall mean that the Reported Companies' total net worth, consisting of preferred stock and warrants and shareholders' equity, as reflected in the most recent Reported Companies' Financial Statements, is equal to at least $900,000.

       "Reported Companies": shall mean Federal Leasing Corp., New Jersey Mortgage Investment Corp. ("NJMIC"), and any other wholly-owned subsidiary of the Company, on a consolidated basis, and in addition, any successor Servicer appointed pursuant to the Servicing Agreement.

         "Servicer": shall initially mean Federal Leasing Corp.

         "Servicer State of Incorporation": is New Jersey.

       Section 2. The Servicer Fee

         The Servicer Fee shall be equal to $5.00 per Lease Contract, per Scheduled Payment; provided, however, that if the Servicer is anyone other than Federal Leasing Corp. or one of its affiliates, (i) the Servicer Fee shall be equal to the lesser of (a) $5.00 per Lease Contract, per Scheduled Payment or
(b) the fee provided for in Section 6.02 of the Standard Servicing Terms and
(ii) such successor Servicer shall be entitled to any Additional Servicer Fee as provided in the Standard Servicing Terms.

       Section 3. Commencement of Independent Accounting Reports

         The annual independent accountants' reports referred to in Section 4.03 of the Standard Servicing Terms shall commence with the fiscal year ended February 28, 1995.

       Section 4. Addresses for Notices

         All demands, notices and communications referred to in Section 8.04 of the Standard Servicing Terms shall be addressed as follows:

         (a) if to the Depositor, at 5 Becker Farm Road, Suite A, Roseland, New Jersey 07068, Attention: President;

         (b) if to the Servicer, at 5 Becker Farm Road, Roseland, New Jersey 07068, Attention: President;

         (c) if to the Back-up Servicer, at 6th & Marquette Avenue, Minneapolis, Minnesota, 55479-0069, Attention: Corporate Trust Department;

         (d) if to the Indenture Trustee, at 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department;

         (e) if to any Noteholder, at its address for notices specified in the Note Register;

         (f) if to the Rating Agencies, at Standard & Poor's, 26 Broadway, New York, NY 10004 and Moody's Investor Service, Inc., 99 Church Street, New York, NY 10007.

         Any of the Persons in subclauses (a) through (f) above may change the address for notices hereunder by giving notice of such change to the other Persons. Any change of address shown on the Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder.

       Section 5. Servicing Agreement Comprised of Specific Servicing Terms
                  and Standard Servicing Terms

         This Specific Servicing Terms incorporates by reference all of the provisions of the Standard Servicing Terms attached hereto as Appendix 1, which together form the Servicing Agreement. Notwithstanding the foregoing, if any provision of the Standard Servicing Terms conflicts with the provisions of the Specific Servicing Terms, the provisions of the Specific Servicing Terms shall control.

       Section 6. Counterparts

         This Servicing Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Depositor, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                  NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, Indenture Trustee

                                  By: /s/ Thomas S. Maple
                                      -------------------------------------
                                      Name: Thomas S. Maple
                                      Title: VP



                                  NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, Back-up Servicer

                                  By: /s/ Thomas S. Maple
                                      -------------------------------------
                                      Name: Thomas S. Maple
                                      Title: VP



                                  FLC FINANCIAL CORP.
                                      Depositor

                                  By: /s/ Stan Furst
                                      -------------------------------------
                                      Name: Stan Furst
                                      Title: President



                                  FEDERAL LEASING CORP.,
                                      Servicer

                                  By: /s/ Stan Furst
                                      --------------------------------------
                                      Name:  Stan Furst
                                      Title: Chairman

                                                                       EXHIBIT A
--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------

To Norwest Bank Minnesota, National Association,
     as Trustee and Backup Servicer                Determination Date:__________
  MBIA as the Financial Guarantor
  Rothschild Inc. as Placement Agent               Calculation Date:____________

Dear Sirs:

         In accordance with Section 4.01 of the Standard Terms and Conditions of Servicing, dated March 1, 1995, by and among Federal Leasing Corp. as Servicer, Norwest Bank Minnesota, N.A., as Indenture Trustee and Backup Servicer and FLC Financial Corp., as Depositor ("SV"), this letter constitutes the Monthly Servicer's Report for the Payment Date occurring on __________ 20, 1995. Unless otherwise expressly noted, all data contained herein has been calculated as of the related Calculation Date and with respect to the related Due Period. Reference is also made to the Standard Terms and Conditions of Indenture, dated as of March 1, 1995 ("IN") and the Specific Terms & Conditions of Indenture, dated March 1, 1995 by and among the Depositor and the Servicer and the Indenture Trustee and Back-Up Servicer ("IN-SUP").

 Deposits into Collection Account for prior Due Period
 Deposits by or on behalf of the Servicer:
     Scheduled and Overdue Payments Received under the Lease Contracts directly by the Service         $___________
     Prepayments received                                                                              $___________
     Residual Proceeds                                                                                 $___________
     Recoveries                                                                                        $___________
     Purchase Price received                                                                           $___________
     Guaranty Amounts                                                                                  $___________
     Insurance Proceeds                                                                                $___________
     Servicer Advances                                                                                 $___________
     Prepayments received above                              $_________
     PV of Prepayments (incl. residuals)                     $_________
     Net Prepayments Due to Servicer (if negative, will be 0)                                          $___________
     Taxes received by Servicer                                                                        $___________
     Other amounts received by Servicer                                                                $___________

                                         Total                                                         $
                                                                                                        ===========

  Transfers made by Trustee to the Collection Account
     Transfer from Advance Payment Account (per 3.03(c)(ii) of SV)                                     $___________
     Advance Payment Account Investment Earnings (per 3.03(c)(i) of SV)                                $___________
     Transfer from Cash Collateral Account (per 12.03(d)(i) and (d) (iii) of IN)                       $___________
     Collection Account Investment Earnings                                                            $___________
                                                                                                        ___________
                 Total                                                                                 $___________
  Amounts from other sources (e.g. Depositor reimbursement of losses on eligible investments)          $___________

          Total deposited into the Collection Account                                                  $
          (other than payments from MBIA)                                                               ===========
  Disbursements from Collection Account:


--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------


Prior to Payment of Principal and Interest Due
---------------------------------------------
    Servicer Fee                                                                                     $___________
    Reinvestment Income (Collection Account and Advance
         Payment Account) to Servicer)                                                               $___________
    Reimburse Servicer and Back-up Servicer pursuant to Section
         3.09 of SV (for costs associated with Defaulted Leases)                                     $___________
    Pay Servicer any tax amounts deposited in Collection
         Account pursuant to Section 3.07 of SV                                                      $___________
    Transfer to Advance Payment Account payments in excess of scheduled amounts due                  $___________
    Reimburse prepaid amounts greater than IPB and residual                                          $___________
    Unreimbursed Servicer Advances now collected                                                     $___________
    Nonrecoverable Servicer Advances
    Trustee Fee                                                                                      $___________
    Backup Servicer Fee                                                                              $___________
    MBIA Premium (starting on March 20, 1996)                                                        $___________

         Total                                                                                       $___________

    Total Balance Available for Noteholder Payments                                                  $___________

Disbursements to Noteholder
---------------------------
    Total Interest Due (current and overdue)                                                         $___________
         Warehouse Note Int               $___________@___________
         Term Notes 1994-A Int            $___________@___________
         Term Notes 1995-A Int            $___________@___________

    Principal Distribution Amount                                                                    $___________
         Warehouse Note Prin              $___________
         Term Notes 1994-A Prin           $___________
         Term Notes 1995-A Prin           $___________

    Portion covered by MBIA Policy, (for every Payment Date
         before stated Maturity Date, only Interest Due; for Stated
         Maturity Date, Interest due plus outstanding Note Amount)             $___________
    Amounts received under the MBIA Policy (Article 8 of IN)                                         $___________

    Total Balance Available for Other Payments                                                       $___________

Other Disbursements
-------------------
    Deposit to the Cash Collateral Account to its Cash
         Collateral Account Required Balance (see below)                                             $___________
    Any Insurance Premiums pursuant to 12.02(d)(viii) of IN                                          $___________
    Unpaid MBIA amounts, if any                                                                      $___________
    Additional Servicer Fee, if any                                                                  $___________
    Successor Servicer, MBIA and Trustee Transition Costs specified in 12.02(d)(x) of IN             $___________


--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------


    Note Principal, if a Trigger Event has occurred (per 12.02(d)(xi) of IN)                           $___________
         Warehouse Note Prin                $___________
         Term Notes 1994-A Prin             $___________
         Term Notes 1995-A Prin             $___________

    To the Servicer amounts specified in 12.02(d)(xii) of IN                                           $___________
    To the Servicer any unreimbursed Servicer Advances                                                 $___________
    To MBIA, amounts specified in the Insurance Agreement                                              $___________
    To Trustee and Back-Up Servicer, amounts specified in 12.02(d)(xiv) of IN                          $___________
    To the Warehouse Lender, excess costs pursuant to 12.02(d)(xv)                                     $___________
    To Rating Agencies                                                                                 $___________
    To the Depositor, any excess amount remaining in the Collection Account                            $___________
    Total deposited into the Collection Account, including payments from MBIA                          $___________

    Total disbursed from Collection Account                                                            $___________

Servicer Advances
    Amount of Scheduled Payments not received (includes both Scheduled
         Payments on Delinquent Leases as well as leases which have
         become Defaulted Leases in the current Monthly Period)                                        $___________
    Cumulative unreimbursed Servicer Advances as of
         the previous Servicer Remittance Date                                                         $___________
    Plus Servicer Advances for the current Monthly Period                                              $___________
    Less Aggregate amount of Servicer Advance reimbursements
         for the current Monthly Period                                                                $___________

    Cumulative unreimbursed Servicer Advances                                                          $___________

Cash CoHateral Account
Beginning Balance                                                                                      $___________
    Plus Deposit made to the Cash Collateral Account due to rate adjustment                            $___________
    Plus Amount transferred from Collection Account                                                    $___________
    Investment Earnings on Cash Collateral Account                                                     $___________
    Less Amount transferred to Collection Account                                                      $___________
    Less amounts in excess of Cash Collateral Account Required Balance
         transferred to Depositor pursuant to Section 12.03(d)(ii) of IN                               $___________
Ending Balance                                                                                         $___________

    Cash Collateral Account Factor
    Cash Collateral Account Required Balance:
         Product of (a) Required Collateralization Amount (see below)- (Implicit
         Principal Balance -ending Note balance)) and (b) Cash Collateral
         Account Factor or zero if a Trigger Event has occurred                                              1.0067
                                                                                                        ___________


--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------



 Advance Payment Account
     Beginning Balance                                                                                  $___________
          Plus amount received during the Monthly Period and Remitted by Servicer                       $___________
          Plus Investment Earnings on Advance Payment Account                                           $___________
          Less amount transferred by Trustee to Collection Account                                      $___________
     Ending Balance                                                                                     $___________

 Implicit Principal Balance Decrease
     (As of Calculation Date, for all leases acquired through                            Implicit
      Determination Date)                                                            Principal Balance     # of Contracts
                                                                                     -----------------     --------------
 Beginning Aggregate Implicit Principal Balance                                      $________________     ______________
     Less Amortization of Scheduled Payments                                         $________________     ______________
     Less Unamortized Implicit Principal balance of:
          Defaulted Contracts                                                        $________________     ______________
          Matured Contracts                                                          $________________     ______________
          Casualty Contracts (to extent of Insurance Proceeds)                       $________________     ______________

     Plus IPB of Substitute Contracts transferred into the Trust                     $________________     ______________
     Less IPB of Substitute Contracts transferred out of the Trust                   $________________     ______________
     Less IPB of Contracts repurchased by the Seller or Transferor
          or purchased by the Servicer during the current Due Period                 $________________     ______________
     Other                                                                           $________________     ______________
     Aggregate Implicit Principal Balance Decrease                                   $________________     ______________

     Ending IPB before current period Warehouse Fundings                              ________________     ______________

     Plus IPB of Lease Contracts acquired through Warehouse Fundings                 $________________     ______________

     Ending Aggregate Implicit Principal Balance                                     $________________     ______________

 Series Initial Implicit Principal Balance
 -----------------------------------------
          1994-A Series Initial IPB          $___________
          1995-A Series Initial IPB          $___________
          Warehouse Initial IPB              $___________

          Total Initial Series IPB           $___________

  Note Information                            Beginning Note   Less Principal        Plus Warehouse       Ending Note
                                              Balance          Payment               Fundings             Balance
                                              -------          --------------        --------------       ------------

     Series 1994-A                           $______________   $______________       $_____________      $____________
     Series 1995-A                           $______________   $______________       $_____________      $____________
     Warehouse Note                          $______________   $______________       $_____________      $____________

     Total                                   $______________   $______________       $_____________      $____________


--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------


        Required Collateralization Amount, as last calculated plus
        Warehouse Funding IPB times Holdback Rate, if any, on Payment
        Date                                                                   $____________

Required Collateralization Amount
   Floor Percentage                               3.50%
                                           -----------
   Collateralization Percentage                  10.00%
                                           -----------

   a)   Minimum Required Collateralization Amount                              $____________

   b)   the greatest of A, B, or C                                             $____________
        A) Collateralization Percentage multiplied by the
               Aggregate Implicit Principal Balance                            $____________
        B) Implicit Principal Balance of the 3 largest Customers               $____________
        C) Floor Percentage multiplied by the Initial Aggregate
            Implicit Principal Balance                                         $____________

   Required Collateralization Amount equals the lesser of a) or b)                                  $____________

   Actual overcollateralization amount:
   (Implicit Principal Balance plus Cash Collateral Account balance)
        minus the Outstanding Note Amount                                                           $____________

Trigger Event Calculations:

Calculate Annualized Default Rate:
---------------------------------
   # of months after Servicer Advance made to declare Defaulted Lease:

   Implicit Principal Balance of Defaulted Lease Contracts during
        current Due Period (including repurchased and Substitute Contracts)                         $____________
   Less Recoveries received during the current Due Period                                           $____________
   Less Residuals                                                                                   $____________
               Total                                                                                $____________

   Current Month Annualized Default Rate                     ___________________


Detail on Defaulted Contracts (excluding Repurchased or Substituted Contracts):
-------------------------------------------------------------------------------

                                                             Implicit Principal
                                                                 Balance            # of Contracts
                                                             -------------------    ---------------

   Servicer did not make Advance                            $___________________    _______________
   Prior Advance Deemed Unrecoverable                       $___________________    _______________
   Prior Advance not Reimbursed by Deadline                 $___________________    _______________

        Total Defaulted Contracts                           $___________________    _______________


--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------


Calculate Delinquency Rate:
---------------------------
                                                                             % of Aggregate
Delinquencies                                                Implicit           Implicit          Number of
                                                         Principal Balance   Principal Balance    Contracts
                                                         ----------------   -----------------     ---------
        31-60 days delinquent                           $________________   _________________     __________
        61-90 days delinquent                           $________________   _________________     __________
        91-120 days delinquent                          $________________   _________________     __________
        121-150 days delinquent                         $________________   _________________     __________
        151-180 days delinquent                         $________________   _________________     __________
        181 + days                                      $________________   _________________     __________

   Delinquency Rate                                     $________________   _________________     __________



Check Default and Delinquency Triggers:
--------------------------------------
                                                                                                 Monthly Period
                                         Sum of Current &                                           Prior to
                            Average      Immediately                            Immediately        Immediately
                          Past 3 Months  Preceding Month     Current Month    Preceding Month    Preceding Month
                          -------------  -----------------   -------------    ---------------    ---------------
   Annualized
   Default Rate           _____________   _______________    _____________    _______________    ________________

   Delinquency Rate       _____________   _______________    _____________    _______________    ________________


                                           Curr Mo +         Current
                           3 Mo Avg.        Last Mo           Month
                          -------------   ------------       ---------

   Max. Default Rates:         2.10%           6.30%             6.30%
                          -------------   ------------       ----------

   Applicable Maximum Delinquency Rate                           5.75%
                                                             -----------


Net Worth:
----------

Net Worth Minimum                       $ 900,000.00
                                        ------------
Federal Leasing Corp.'s Net Worth       $                 (as of _________, 1995 audited)
                                        ------------

--------------------------------------------------------------------------------
FEDERAL LEASING CORP.                              SPC Name: FLC Financial Corp.
MONTHLY SERVICER REPORT                            Month:_________, 1995
--------------------------------------------------------------------------------


 Detail on Substitutions and Purchases:                                               Cumulative Implicit
                                                              Cumulative               Principal Balance
                                              Implicit          Implicit               Divided by Initial
                                        Principal Balance  Principal Balance       Implicit Principal Balance
                                        -----------------  -----------------       --------------------------
 Leases Terminated or Prepaid and
   Substituted per 4.04(d) of IN        $________________  $________________       ________________ (< 10%)
 Delinquent Lease Contracts
   Repurchased or Substituted
   per 4.04(d) of IN                    $________________  $________________       ________________ (<6%)
 Defaulted Lease Contracts,
   Repurchased or Substituted
   per 4.04(d) of IN                    $________________  $________________       ________________ (< 3.5 %)

 Substitution Limit on Aggregate IPB:

 Defaulted and Delinquent Lease Contracts
   Repurchased or Substituted
   per 4.04(d) of IN                    $________________  $________________       ________________ (<20%)

 Transition Costs:

 Cumulative Transition Costs Paid to Date
   pursuant to 12.02(d)(x) of IN                           $           0.00
                                                           ________________


Explanatory Notes:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Contact:     _____________________
Phone:       _____________________

         The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects.

                                             Federal Leasing Corp.
                                             Servicer

                                             By:__________________________
                                                Name:
                                                Title:

                                   APPENDIX I
                   STANDARD TERMS AND CONDITIONS OF SERVICING




Appendix I to this document, the Standard Terms and Conditions of Servicing, is Document Number 5.